SHARE EXCHANGE AGREEMENT

THIS AGREEMENT made effective the 12th day of June, 2009

BETWEEN:

<>, of <>

(the “Vendor”)

AND:

GLOBAL HEALTH VENTURES INC., of Suite 1 – 8755 Ash Street, Vancouver, B.C., V6P 6T3

(“Global”)

WHEREAS:

A.	The Vendor is the registered and beneficial owner of <> Common shares (the “Shares”) of <> (the “Company”);

B.	The Vendor has invested $<> CDN (or $<> USD) in <> to obtain <> Common Shares of <> (Certificate #<>);

C.	Global wishes to acquire the Shares in exchange for common shares in Global; and

D.	The Vendor agrees to transfer all of the Shares to Global subject to the terms and conditions contained herein.

             NOW THEREFORE THIS AGREEMENT WITNESSES that for good and valuable consideration the parties agree as follows:

1.          The Vendor hereby sells the Shares of <> to Global and Global hereby buys the Shares from the Vendor on the date of this Agreement for <> common shares in Global (the “Purchase Shares”).

Invested	$<>

Investment appreciated	$<>

Total Value of investment	$<> CDN

Value of Investment in USD (exchange rate of $<>)	$<> USD

Number of shares of Global @ US$<>/share	<> shares

2.	Concurrently with the execution and delivery of this Agreement:

	(a)	Global will deliver to the Vendor a share certificate in the name of the Vendor for <> common shares in the Purchase as full payment for the Shares;

(b)	the Vendor will deliver to Global share certificate(s) number <> representing the Shares; and

(c)	the Vendor will deliver to Global an Instrument of Transfer duly endorsing for transfer the Shares to Global.

3.	The Vendor covenants with Global that:

(a)

the Vendor is the legal and beneficial owner of the Shares which are free and clear of any charge, equity or claim of any kind or nature whatsoever, and no person firm or corporation has any agreement or option or right capable of becoming an agreement for the purchase of any of the Shares; and

(b)

the Vendor has good and sufficient right and authority to enter into this Agreement on the terms and conditions herein set forth and to transfer the legal and beneficial title and ownership of the Shares to Global.

4.          In this Agreement, words importing the singular number include the plural and vice versa and words importing the masculine, feminine or neuter genders include the masculine, feminine and neuter genders.

5.          At the request of either party to this Agreement, the other party will do, sign and execute all deeds, documents, transfers, assignments, agreements for sale, assurances, acts, matters and things required to be done, signed and executed by such party for the purpose of more effectually carrying out the provisions of this Agreement.

6.          This Agreement will enure to the benefit of and will be binding upon the parties to this Agreement and their respective heirs, personal representatives, successors and assigns.

7.          Time will be of the essence of this Agreement.

8.          All references to money in this Agreement are references to Canadian currency, unless otherwise specified.

              IN WITNESS WHEREOF the Vendor and Purchaser have duly executed this agreement as of the day and year first above written.

SIGNED in the presence of:	)
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Signature	)
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Print Name	)
	)	<>
Address	)
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Occupation	)

GLOBAL HEALTH VENTURES INC.

Per:      ________________________________________
             Authorized Signatory

GLOBAL HEALTH VENTURES INC.

CERTIFICATE OF NON-U.S. SHAREHOLDER

In connection with the closing of that certain Share Exchange Agreement dated June 12, 2009 (the “Agreement”) between Global Health Ventures Inc. (“Pubco”) and the undersigned with respect to the exchange of all of the shares of Posh Cosmeceuticals Inc. (“Priveco”) held by the undersigned for common shares of Pubco (the “Pubco Shares”), the undersigned is required to deliver the following certificate (the “Certificate”) to Pubco prior to the issuance of the Pubco Shares to the undersigned in accordance with the terms of the Agreement. Accordingly, the undersigned hereby agrees, acknowledges, represents and warrants that:

              1.          the undersigned is not a “U.S. Person” as such term is defined by Rule 902 of Regulation S under the United States Securities Act of 1933, as amended (“U.S. Securities Act”) (the definition of which includes, but is not limited to, an individual resident in the U.S. and an estate or trust of which any executor or administrator or trust, respectively is a U.S. Person and any partnership or corporation organized or incorporated under the laws of the U.S.);

              2.          none of the Pubco Shares have been or will be registered under the U.S. Securities Act, or under any state securities or “blue sky” laws of any state of the United States, and may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S, except in accordance with the provisions of Regulation S or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the U.S. Securities Act and in compliance with any applicable state and foreign securities laws;

              3.          the undersigned understands and agrees that offers and sales of any of the Pubco Shares prior to the expiration of a period of six months after the date of original issuance of the Pubco Shares (the six month period hereinafter referred to as the “Distribution Compliance Period”) shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the U.S. Securities Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the U.S. Securities Act or an exemption therefrom and in each case only in accordance with applicable state and foreign securities laws;

              4.          the undersigned understands and agrees not to engage in any hedging transactions involving any of the Pubco Shares unless such transactions are in compliance with the provisions of the U.S. Securities Act and in each case only in accordance with applicable state and provincial securities laws;

              5.          the undersigned is acquiring the Pubco Shares for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute, either directly or indirectly, any of the Pubco Shares in the United States or to U.S. Persons;

              6.          the undersigned has not acquired the Pubco Shares as a result of, and will not itself engage in, any directed selling efforts (as defined in Regulation S under the U.S. Securities Act) in the United States in respect of the Pubco Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Pubco Shares; provided, however, that the undersigned may sell or otherwise dispose of the Pubco Shares pursuant to registration thereof under the U.S. Securities Act and any applicable state and provincial securities laws or under an exemption from such registration requirements;

              7.          the statutory and regulatory basis for the exemption claimed for the sale of the Pubco Shares, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act or any applicable state and provincial securities laws;

              8.          Pubco has not undertaken, and will have no obligation, to register any of the Pubco Shares under the U.S. Securities Act;

              9.          Pubco is entitled to rely on the acknowledgements, agreements, representations and warranties and the statements and answers of the undersigned contained in the Agreement and this Certificate, and the undersigned will hold harmless Pubco from any loss or damage either one may suffer as a result of any such acknowledgements, agreements, representations and/or warranties made by the undersigned not being true and correct;

              10.          the undersigned has been advised to consult their own respective legal, tax and other advisors with respect to the merits and risks of an investment in the Pubco Shares and, with respect to applicable resale restrictions, is solely responsible (and Pubco is not in any way responsible) for compliance with applicable resale restrictions;

              11.          the undersigned and the undersigned’s advisor(s) have had a reasonable opportunity to ask questions of and receive answers from Pubco in connection with the acquisition of the Pubco Shares under the Agreement and to obtain additional information to the extent possessed or obtainable by Pubco without unreasonable effort or expense;

              12.          the books and records of Pubco were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the undersigned during reasonable business hours at its principal place of business and all documents, records and books in connection with the acquisition of the Pubco Shares under the Agreement have been made available for inspection by the undersigned, the undersigned’s attorney and/or advisor(s);

              13.          the undersigned:

(a)

is knowledgeable of, or has been independently advised as to, the applicable securities laws of the securities regulators having application in the jurisdiction in which the undersigned is resident (the “International Jurisdiction”) which would apply to the acquisition of the Pubco Shares;

(b)

the undersigned is acquiring the Pubco Shares pursuant to exemptions from prospectus or equivalent requirements under applicable securities laws or, if such is not applicable, the undersigned is permitted to acquire the Pubco Shares under the applicable securities laws of the securities regulators in the International Jurisdiction without the need to rely on any exemptions;

(c)

the applicable securities laws of the authorities in the International Jurisdiction do not require Pubco to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of the Pubco Shares; and

(d)	the acquisition of the Pubco Shares by the undersigned does not trigger:

(i)	any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction; or

(ii)	any continuous disclosure reporting obligation of Pubco in the International Jurisdiction; and

(e)

the undersigned will, if requested by Pubco, deliver to Pubco a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in Sections 13(c) and 13(d) above to the satisfaction of Pubco, acting reasonably;

              14.          the undersigned (i) is able to fend for itself in connection with the acquisition of the Pubco Shares; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Pubco Shares; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

              15.          the undersigned is not aware of any advertisement of any of the Pubco Shares and is not acquiring the Pubco Shares as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

              16.          no Person has made to the undersigned any written or oral representations:

(a)	that any Person will resell or repurchase any of the Pubco Shares;

(b)	that any Person will refund the purchase price of any of the Pubco Shares;

(c)	as to the future price or value of any of the Pubco Shares; or

(d)

that any of the Pubco Shares will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Pubco Shares on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the common shares of Pubco on the OTC Bulletin Board;

              17.          none of the Pubco Shares are listed on any stock exchange or automated dealer quotation system except that, currently, certain market makers make market in the common shares of Pubco on the OTC Bulletin Board;

              18.          the undersigned is outside of the United States when receiving and executing this Certificate and is acquiring the Pubco Shares as principal for their own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other Person has a direct or indirect beneficial interest in the Pubco Shares;

              19.          neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Pubco Shares;

              20.          the Pubco Shares are not being acquired, directly or indirectly, for the account or benefit of a U.S. Person or a person in the United States;

              21.          the undersigned acknowledges and agrees that Pubco shall refuse to register any transfer of Pubco Shares not made in accordance with the provisions of Regulation S, pursuant to registration under the U.S. Securities Act, or pursuant to an available exemption from registration under the U.S. Securities Act;

              22.          the undersigned understands and agrees that the Pubco Shares will bear the following legend:

“THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

UNLESS OTHERWISE PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY IN OR FROM BRITISH COLUMBIA UNLESS THE CONDITIONS IN SECTION 12(2) OF BC INSTRUMENT 51-509 ISSUERS QUOTED IN THE U.S. OVER-THE-COUNTER MARKET ARE MET.”;

              23.          the address of the undersigned included herein is the sole address of the undersigned as of the date of this Certificate;

              24. the undersigned is the sole beneficial owner of their respective common shares of Priveco (the “Priveco Shares”), free and clear of all liens, charges and encumbrances of any kind whatsoever;

              25.          other than the constating documents of Priveco, there are no written instruments, buy-sell agreements, registration rights or agreements, voting agreements or other agreements by and between or among the undersigned and any other person, imposing any restrictions upon the transfer, prohibiting the transfer of or otherwise pertaining to the Priveco Shares, as applicable, or the ownership thereof;

              26.          no person has or will have any agreement or option or any right capable at any time of becoming an agreement to purchase or otherwise acquire the Priveco Shares or require the undersigned to sell, transfer, assign, pledge, charge, mortgage or in any other way dispose of or encumber any of the Priveco Shares other than under this Agreement;

              27.          the undersigned waives all claims and actions connected with the issuance of or rights attached to the Priveco Shares, including without limitation, the benefit of any representations, warranties and covenants in favour of the undersigned contained in any share purchase or subscription agreement(s) for such Priveco Shares, and any registration, liquidation, or any other rights by and between or among the undersigned and any other person, which may be triggered as a result of the closing of the Agreement;

              28.          pursuant to British Columbia Instrument 51-509 – Issuers Quoted in the U.S. Over –the-Counter Markets (“BCI 51-509”), as adopted by the British Columbia Securities Commission, a subsequent trade in any of the Pubco Shares in or from British Columbia will be a distribution subject to the prospectus and registration requirements of applicable Canadian securities legislation (including the British Columbia Securities Act) unless certain conditions are met, which conditions include, among others, a requirement that any certificate representing the Pubco Shares (or ownership statement issued under a direct registration system or other book entry system) bear the restrictive legend (the “BC Legend”) specified in BCI 51-509; and

              29.          the undersigned undertakes not to trade or resell any of the Pubco Shares in or from British Columbia unless the trade or resale is made in accordance with BCI 51-509.

IN WITNESS WHEREOF, I have executed this Certificate of Non-U.S. Shareholder.

Date: ______________________________, 2009.
Signature

Print Name

Title (if applicable)

Address